FUNDS FOR INSTITUTIONS SERIES

FFI Government Fund

(the “Fund”)

Supplement dated July 28, 2015 to the

Summary Prospectus of the Fund, dated August 28, 2014

The Board of Trustees of Funds For Institutions Series (the “Board”), on behalf of the Fund, has approved an investment policy for the Fund in order for the Fund to meet the definition of a “government money market fund” under Rule 2a-7 under the Investment Company Act of 1940, as amended. The Board has chosen not to subject the Fund to discretionary or default liquidity fees or temporary suspensions of redemptions due to declines in the Fund’s weekly liquid assets. The Board has also approved an amended investment objective for each Fund. These changes will become effective October 1, 2015. Accordingly, effective October 1, 2015, the Fund’s summary prospectus is amended as follows:

The section of the Fund’s summary prospectus entitled “Key Facts About FFI Government Fund—Investment Objective” is deleted in its entirety and replaced with the following:

The investment objective of FFI Government Fund (“Government Fund” or the “Fund”), a series of Funds For Institutions Series (the “Trust”), is to seek current income as is consistent with liquidity and stability of principal.

The first paragraph of the section of the Fund’s summary prospectus entitled “Key Facts About FFI Government Fund—Principal Investment Strategies of the Fund” is deleted in its entirety and replaced with the following:

Government Fund seeks to achieve its investment objective by investing at least 99.5% of its total assets in cash, U.S. Treasury bills, notes, and other obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and repurchase agreements secured by such obligations or cash. The Fund invests in a portfolio of securities maturing in 397 days or less (with certain exceptions) that will have a dollar-weighted average maturity of 60 days or less and a dollar-weighted average life of 120 days or less. The Fund may invest in variable or floating rate instruments, and transact in securities on a when-issued, delayed delivery or forward commitment basis.

The securities purchased by the Fund are subject to the quality, diversification, and other requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (the “1940 Act”), and other rules of the Securities and Exchange Commission (the “SEC”). The Fund will only purchase securities that present minimal credit risk as determined by BlackRock, the Fund’s investment manager, pursuant to guidelines approved by the Trust’s Board of Trustees.

The section of the Fund’s summary prospectus entitled “Key Facts About FFI Government Fund—Principal Risks of Investing in the Fund” is amended to delete “Regulatory Risk” and replace it with the following:

■ Regulatory Risk—On July 23, 2014, the SEC adopted amendments to money market fund regulations, which structurally change the way that certain money market funds will be required to operate. The compliance periods for the amendments range between July 2015 and October 2016. When implemented, the changes may affect the Fund’s investment strategies, fees and expenses, portfolio and share liquidity and return potential.

Shareholders should retain this Supplement for future reference.

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